Exhibit 10.41

GMH COMMUNITIES, LP

TAXABLE NOTE

SERIES 2007

Dated:  May 7, 2007

Variable
Interest Rate	Maturity Date	CUSIP
	April 30, 2010	36188TAA2

No. R-1

PRINCIPAL AMOUNT:	$ 100,000,000

REGISTERED OWNER:	CEDE & Co.

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE INDENTURE (AS DEFINED HEREIN).

THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OF THE SECURITIES ACT.  THE PURCHASER HEREOF AGREES TO PROVIDE NOTICE TO ANY PROPOSED TRANSFEREE OF A BENEFICIAL OWNERSHIP INTEREST IN THE PURCHASED NOTES OF THE RESTRICTION ON TRANSFERS ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

EXCEPT FOR THE INITIAL OWNER, EACH TRANSFEREE OF THIS NOTE BY ITS PURCHASE HEREOF, IS DEEMED TO HAVE REPRESENTED THAT SUCH TRANSFEREE IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OF THE SECURITIES ACT, AND WILL ONLY TRANSFER, RESELL, REOFFER, PLEDGE OR OTHERWISE TRANSFER THIS NOTE TO A SUBSEQUENT TRANSFEREE WHO SUCH TRANSFEROR REASONABLY BELIEVES IS A

QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT AND WHO IS WILLING AND ABLE TO CONDUCT AN INDEPENDENT INVESTIGATION OF THE RISKS INVOLVED WITH OWNERSHIP OF THE SERIES 2007 NOTES (AS DEFINED IN THIS NOTE) AND AGREES TO BE BOUND BY THE TRANSFER RESTRICTIONS.

THIS NOTE IS SUBJECT IN ALL RESPECTS TO THE TERMS OF TRUST INDENTURE, DATED AS OF MAY 7, 2007, BETWEEN GMH COMMUNITIES, LP, AS ISSUER (THE “ISSUER”), AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE (THE “INDENTURE”), AND THAT CERTAIN NOTE PURCHASE AGREEMENT DATED MAY 7, 2007 BETWEEN THE ISSUER AND MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (THE “NOTE PURCHASE AGREEMENT”).

NEITHER THIS NOTE NOR ANY OBLIGATION REPRESENTED HEREBY MAY BE TRANSFERRED TO ANY PARTY EXCEPT IN ACCORDANCE WITH THE TRANSFER RESTRICTIONS SET FORTH IN THE INDENTURE.

The Issuer, for a value received, hereby promises to pay, solely from the sources and in the manner hereinafter provided, to the order of the Registered Owner named above, or registered assigns, on the Maturity Date specified above (or earlier as herein provided) the Principal Amount specified above as shall have been advanced to the Issuer by the Initial Owner pursuant to the terms of the Indenture and to pay interest on such Principal Amount from the Interest Payment Date (as hereinafter defined) next preceding the date of registration and authentication of this Note, unless this Note is registered and authenticated as of an Interest Payment Date, in which case it shall bear interest from said Interest Payment Date; or unless this Bond is registered and authenticated prior to June 1, 2007, in which event this Note shall bear interest from the Dated Date above; or unless, as shown by the records of the Trustee (as hereinafter defined), interest on this Note shall be in default, in which event this Note shall bear interest from the date to which interest was last paid on this Note, until the Issuer’s obligations with respect to payment of such Principal Amount shall be discharged, at the Note Rate per annum for the Notes calculated as described herein, payable on the first calendar day of each calendar month (or if such day is not a Business Day (as defined in the Indenture), the next succeeding Business Day) commencing June 1, 2007 (each, an “Interest Payment Date”) until such Principal Amount is duly paid, unless this Note shall have been previously called for redemption and payment therefor shall have been duly made or provided.

The principal of and interest on this Note shall be payable in lawful money of the United States of America, without exchange or collection charges, upon presentation and surrender of this Note at the designated corporate trust office of U.S. Bank Trust National Association in New York, New York, as trustee, or its successor (the “Trustee”).  Interest on this Note is payable by wire transfer in immediately available funds to the Person in whose name this Note is registered and at the address shown on the Record Date on the note registration books kept by the Trustee as registrar for the Notes to the bank account number on file with the Paying Agent as of the Record Date upon written request therefor by the owner thereof for the appropriate Interest Payment.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE TO THE NOTE DEPOSITORY (AS DEFINED IN THE INDENTURE) OR TO A SUCCESSOR NOTE DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR NOTE DEPOSITORY.

This Note has been issued under and pursuant to the provisions of Indenture.

This Note is one of a duly authorized issue of Notes of the Issuer known as “GMH Communities, LP Notes, Series 2007” (the “Series 2007 Notes”) issued, executed and delivered by the Issuer pursuant to and governed by the Indenture.

This Note is one of a Series of fully registered notes of like tenor and effect.  The Notes are general obligations of the Issuer, equally secured by a lien on and pledge of all monies and securities held by the Trustee under the Indenture applicable to the Notes and earnings thereon (except amounts in the Cost of Issuance Fund created under the Indenture).

Reference is hereby made to the Indenture for a description of the provisions, among others, with respect to the custody and application of the proceeds of the Notes issued under the Indenture, the funds charged with and pledged to the payment of the principal of and interest on the Notes, the rights, duties and obligations of the Issuer and of the Trustee, the rights of the owners of the Notes and the provisions regulating the manner in which the terms of the Indenture, this Note and the rights of the owner hereof may be modified, to all of which provisions the owner of this Note, on behalf of such owner and its successors in interest, assents by acceptance hereof.  Capitalized terms used herein and not defined have the meanings assigned to such terms in the Indenture.  Copies of the Indenture are on file at the designated corporate trust office of the Trustee.

This Note shall bear interest from its Dated Date at a variable rate of interest calculated in accordance with the Indenture.

The Notes are issuable only in the form of fully registered notes without coupons.  The Notes are issuable in denominations of U.S. $100,000 and integral multiples of U.S. $5,000 in excess thereof.  The Notes are transferable only to a permitted transferee in accordance with the terms of the Note Purchase Agreement, by presentation for transfer or exchange at the designated corporate trust office of the Trustee in New York, New York.  In each case, the Trustee may charge a sum sufficient to cover any expense incurred in making such transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.  Upon the surrender thereof at the designated corporate trust office of the Trustee with a written instrument of transfer, in form and with guarantee of signature satisfactory to the Trustee and satisfying the requirements of the Note Purchase Agreement, duly executed by the Registered Owner or his duly authorized attorney, Notes may, at the option of the Registered Owner thereof, be exchanged for an equal aggregate principal amount of Notes of the same maturity and interest rate of any other Authorized Denomination.  The Trustee shall be supplied with the name, address, social security number or taxpayer identification number of the transferee hereof prior to making such transfer.

The Issuer and the Trustee shall not be required (a) to issue, transfer or exchange any Notes during a period beginning on the date which is fifteen (15) days prior to the day on which the applicable notice of redemption is given and ending on the redemption date, or (b) to transfer or exchange any Notes selected, called or being called for redemption or purchase in whole or in part.  If the Trustee establishes a special record date, it shall provide notice by first-class mail to registered owners of all Notes Outstanding at least ten (10) days before such special record date or at such other time and manner as the Trustee may deem appropriate.

The Issuer and the Trustee shall deem and treat the person in whose name this Note is registered as the absolute owner hereof (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of principal hereof and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.

This Note is subject to optional redemption as described in the Indenture.

A COMPLETE STATEMENT AND DESCRIPTION OF ALL REDEMPTION PROVISIONS APPLICABLE TO THE NOTES IS CONTAINED IN THE INDENTURE, TO WHICH REFERENCE IS HEREBY MADE AND WHICH SHOULD BE REVIEWED.

The owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.  The Indenture prescribes the manner in which it may be discharged, including a provision that the Notes shall be deemed to be paid if monies or Defeasance Obligations, as defined therein, maturing as to principal and interest in such amounts and at such times as will provide sufficient funds to pay the Obligations of the Issuer, including but not limited to, the principal of and interest on the Notes and all necessary and proper fees of compensation and expenses of the Trustee and the Initial Owner and the Issuer shall have been deposited with the Trustee, after which the Notes shall no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of exchange of Notes and of any such payment from such monies or Defeasance Obligations.

The Indenture permits, with certain exceptions as therein provided permitting supplemental indentures without consent of owners of the Notes, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the owners of the Notes at any time by the Issuer with consent of the owners of two-thirds in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture.  Any such consent or waiver by the owner of this Note shall be conclusive and binding upon such owner and upon all future owners of this Note and of any Note issued upon the transfer or exchange of this Note, whether or not notation of such consent or waiver is made upon this Note.  The Indenture also contains provisions permitting the Trustee to waive certain past defaults under the Indenture and their consequences.

The Issuer hereby certifies, recites and declares that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the

Indenture and issuance of this Note, do exist, have happened and have been performed in due time, form and manner as required by law.

This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been dated and signed by the Trustee.

IN WITNESS WHEREOF, GMH Communities, LP has caused this Note to be duly executed in its name by the manual or facsimile signature of the Senior Vice President of its General Partner.

GMH COMMUNITIES, LP, a Delaware limited partnership

By: GMH COMMUNITIES GP TRUST, a Delaware statutory trust, its general partner

/s/ Joseph M. Macchione
By: Joseph Macchione
Title: Vice President

CERTIFICATE OF AUTHENTICATION

This Note is one of the notes of the issue described in the within-mentioned Indenture.

Date of Authentication:

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By:	/s/ Thomas E. Tabor
Name: Thomas E. Tabor
Title: Vice President